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                                                                    EXHIBIT 99.2

                               TCA CABLE TV, INC.

                    PROXY -- SPECIAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints Fred R. Nichols and Karen L. Garrett each with the power to act without the other and with full power of substitution, as Proxies to represent and to vote, as designated on the reverse, all stock of TCA Cable TV, Inc. owned by the undersigned at the Special Meeting of Shareholders to be held at Willow Brook Country Club, 3205 W. Erwin, Tyler, Texas on August 12, 1999, at 10:30 a.m., local time, upon such business as may properly come before the meeting, or any adjournments thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT, DATED AS OF MAY 11, 1999, AMONG COX COMMUNICATIONS, INC., COX CLASSIC CABLE, INC., AND TCA CABLE TV, INC., AND (2) AT THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

(1) Approval and adoption of the merger agreement, dated as of May 11, 1999, among Cox Communications, Inc., Cox Classic Cable, Inc. and TCA Cable TV, Inc.

            [ ]  FOR            [ ]  AGAINST            [ ]  ABSTAIN

(2) In their discretion on any other matter that may properly come before the meeting or any adjournments thereof.

                                                  Dated:                  , 1999
                                                        ------------------

                                                  No. of Shares: ---------------

                                                  ------------------------------
                                                  (Signature)

                                                  ------------------------------
                                                  (Signature if held jointly)

                                                  Please date, sign and mail
                                                  promptly this proxy in the
                                                  enclosed envelope.

                                                  Where there is more than one
                                                  owner, each should sign. When
                                                  signing as an attorney,
                                                  administrator, executor,
                                                  guardian or trustee, please
                                                  add your title as such. If
                                                  executed by a corporation, the
                                                  proxy should be signed by a
                                                  duly authorized officer. If
                                                  executed by a partnership,
                                                  please sign in the partnership
                                                  name by an authorized person.

 THIS PROXY MAY BE REVOKED PRIOR TO THE EXERCISE OF THE POWERS CONFERRED BY THE
                                     PROXY.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.